JPMORGAN TRUST I

JPMorgan Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Federal Money Market Fund
(All Share Classes)

JPMORGAN TRUST II

JPMorgan Money Market Funds

JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
(All Share Classes)

Supplement dated January 26, 2009,
to the Prospectuses dated July 1, 2008

JPMorgan U.S. Government Money Market Fund and the JPMorgan Federal Money Market Fund Only

Effective immediately, the JPMorgan U.S. Government Money Market Fund and the JPMorgan Federal Money Market Fund may invest in securities guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program announced on October 14, 2008. Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012. The interest on securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program may be subject to state and local income taxes.

JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Federal Money Market Fund Only — Temporary Defensive Positions

Because of the historically low returns currently offered on U.S. Treasury securities and certain short-term agency securities, funds that invest exclusively or substantially in such securities risk generating a negative yield. Therefore, in order to seek to avoid generating a negative yield, the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Federal Money Market Fund, as a temporary defensive measure, each may invest in other securities described below. Each of these securities will be an “Eligible Security”, as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less.

Effective March 1, 2009, the JPMorgan 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in (1) securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (described above), (2) repurchase agreements that are secured with collateral guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, (3) repurchase agreements that are secured by U.S. Treasury securities, (4) debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (5) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Effective March 1, 2009, the JPMorgan U.S. Treasury Plus Money Market Fund may invest up to 20% of its total assets in (1) securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (described above), (2) repurchase agreements that are secured with collateral guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, (3) debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (4) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. government or its agencies or instrumentalities.

SUP-MMKT-2-109

Effective March 1, 2009, the JPMorgan Federal Money Market Fund may invest up to 20% of its total assets in (1) repurchase agreements that are secured with collateral guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, (2) repurchase agreements that are secured by U.S. Treasury securities, and (3) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in the securities enumerated above pose additional risks. These include risks associated with investments in government securities and prepayment and call risk. Investments in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities may include Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities. Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Investments in securities issued by the U.S. government or its agencies and instrumentalities or guaranteed by the FDIC’s Temporary Liquidity Guarantee Program may also be subject to prepayment and call risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Funds may have to reinvest in securities with a lower yield. Additionally, for securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, the Funds may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

The addition of securities guaranteed by the FDIC’s Temporary Liquidity Guarantee Program and repurchase agreements will cause additional state tax consequences to shareholders of these Funds.

The investments described above will only be used by the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Federal Money Market Fund, respectively, as a temporary defensive measure, and may be discontinued at any time without notice.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE